Delaware Group(r) Equity Funds I
Form N-SAR Exhibit List
April 30, 2010

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At Joint Special Meetings of Shareholders of Delaware Group(r) Equity Funds I (the "Trust"), on
behalf of Delaware Mid Cap Value Fund(r) (the "Fund"), held on November 12, 2009 and reconvened on December 23, 2009 and March 16, 2010, the shareholders of the Fund voted to (i)
elect a Board of Trustees for the Trust; and to (ii) approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Delaware Management Company.  At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, John A.
Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L.
Yeomans, and J. Richard Zecher.  In addition, Patrick P. Coyne was elected to serve as an
Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1.  To elect a Board of Trustees for the Trust.

Thomas L. Bennett
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Patrick P. Coyne
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

John A. Fry
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Anthony D. Knerr
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Lucinda S. Landreth
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Ann R. Leven
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Thomas F. Madison
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

Janet L. Yeomans
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

J. Richard Zecher
SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
1,366,248.724
98.046%
99.039%
13,263.112
..952%
..961%

2.  To approve a new investment advisory agreement for the Trust.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

Delaware Group Equity Funds I

SHARES VOTED FOR 1,368,940.360
SHARES VOTED AGAINST .000
SHARES VOTED WITHHELD 359.712

SUB-ITEM 77.Q.1(e):  Investment Management Agreement (January 4, 2010) between Delaware
Group Equity Funds I and Delaware Management Company, a series of Delaware Management
Business Trust, attached as Exhibit.